Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
The Company has evaluated subsequent events through the March 1, 2023, the date of the filing of the Form 10-K for the year ended December 31, 2022.

Dividends Declared to Shareholders

On February 27, 2023, our Board of Directors approved a first quarter cash dividend on JFI's common stock of $0.62 per share, payable on March 23, 2023, to shareholders of record on March 14, 2023.

Share Repurchase Authorization

On February 27, 2023, our Board of Directors authorized an increase of $450 million to our existing share repurchase authorization of JFI's common stock.

Additionally, the Company has evaluated subsequent events through May 10, 2023 the date these Recast Consolidated Financial Statements were issued. (Unaudited)

On March 13, 2023, the Company issued and sold 22,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th fractional interest in a share of the Company’s Fixed-Rate Reset Noncumulative Perpetual Preferred Stock, Series A, $25,000 liquidation preference per share (equivalent to $25 per Depositary Share), with a 5-year dividend rate reset period and noncumulative dividends. After underwriting discounts and expenses, we received net proceeds of approximately $533 million.

In early March through late April, several regional U.S. banks were taken over by federal regulators with the Federal Deposit Insurance Corporation ("FDIC") being named the receiver. These bank failures raised concern among investors and depositors regarding the solvency and liquidity of regional banks across the country, leading to increased stress on the banking sector. In response, the FDIC invoked a systemic risk exception allowing the government to ensure repayment of all amounts on deposit at the failed banks. We continue to monitor and analyze the ongoing situation in the banking sector. Except for assets held as part of reinsurance arrangements within our funds withheld portfolios, where the Company does not have exposure to default risk, the Company's general account portfolio had no exposure to Silicon Valley Bank ("SVB"), Signature Bank, First Republic Bank, and Credit Suisse Additional Tier 1 debt during as of March 31, 2023.
Jackson is a party to an Uncommitted Money Market Line Credit Agreement dated April 6, 2023 among Jackson, Jackson Financial, and Société Générale. This agreement is an uncommitted short-term cash advance facility that provides an additional form of liquidity to Jackson and to Jackson Financial. The aggregate borrowing capacity under the agreement is $500 million and each cash advance request must be at least $100 thousand. The interest rate is set at the time of the borrowing and is fixed for the duration of the advance. Jackson and Jackson Financial are jointly and severally liable to repay any advance under the agreement, which must be repaid prior to the last day of the quarter in which the advance was drawn. As of May 10, the Company has not borrowed on this line of credit.